UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05617

Taiwan Greater China Fund

(Exact name of registrant as specified in charter)

Bank Tower, Room 1001
205 Dun Hua North Road
Taipei 105, Taiwan
Republic of China
(Address of principal executive offices)           (Zip code)

Brown Brothers Harriman
40 Water Street, P. O. 962047,
Boston, MA 02196-2047
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-617-742-1818

Date of fiscal year end: December 31

Date of reporting period: June 30, 2007

TAIWAN GREATER CHINA FUND
www.taiwangreaterchinafund.com
Taiwan Office:
Room 1001, 205 DunHua North Road Taipei, Taiwan, Republic of China Tel: 886-2-2715-2988 Fax: 886-2-2715-3166
Officers and Trustees:
David N. Laux, Chairman and Trustee
Frederick C. Copeland Jr., Vice Chairman and Trustee
Steven R. Champion, President, Chief Executive
     Officer and Portfolio Manager
Tsung-Ming Chung, Trustee and Audit Committee
     Member
Edward B. Collins, Trustee and Audit Committee
     Member
Pedro-Pablo Kuczynski, Trustee
Robert P. Parker, Trustee and Audit Committee
     Member
Cheryl Chang, Chief Financial Officer,
     Treasurer and Secretary

Administrator & Custodian: Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109 U.S.A. Tel: (617) 742-1818
Transfer Agent, Paying and Plan Agent: American Stock Transfer & Trust Company 59 Maiden Lane – Plaza Level New York, NY 10038 U.S.A. Telephone: 1-866-624-4110
Investor Relations & Communications: The Altman Group, Inc. 60 East 42nd Street, Suite 405 New York, NY 10165 Telephone: (212) 681-9600
U.S. Legal Counsel: Clifford Chance U.S. LLP 31 West 52nd Street New York, NY 10019-6131 U.S.A. Tel: (212) 878-8000
For information on the Fund, including the NAV, please call toll free 1-800-343-9567.
Dear Stockholders

The strong rally in Taiwan’s stock market, which continued through the end of the second quarter of 2007, sent the Taiwan Greater China Fund’s (TFC or the Fund) net asset value per share (NAV) to levels last seen in the fall of 2000.  TFC’s NAV closed the second quarter at $7.93 after peaking during the quarter at $8.00 on June 25.  The Fund’s closing NAV reflected total US$ returns, after all expenses and taxes, of 15.1% for the second quarter, 12.2% for the first half, and 33.1% for the preceding twelve months.

The Fund’s stock price on the New York Stock Exchange, however, suffered from the increase in discounts affecting most closed-end country funds due to the increased sensitivity to risk displayed by investors as credit problems rolled through the markets and fears of asset price bubbles made investors more cautious in most emerging markets and China in particular.  TFC’s stock price increased 10.3% for the second quarter, 5.1% for the first half and 25.0% for the preceding twelve months.

The Taiwan China Strategy Index* produced US$ total returns of 15.4% for the second quarter, 12.3% for the first half and 32.6% for the preceding twelve months.  The MSCI Taiwan Index* yielded US$ total returns of 14.0%, 10.4% and 28.1% for the same time periods, respectively.  The Taiwan Stock Exchange Index (TAIEX) reflected US$ total returns of 14.2%, 13.4% and 36.0% for the same time periods, respectively.  The Taiwan China Strategy Index and the MSCI Taiwan Index are both US$ total return indices, with dividends reinvested and after the deduction of applicable withholding taxes, while the TAIEX is computed in US$ on a total return basis, including the reinvestment of dividends, but without the deduction of any withholding taxes.

The Fund’s discount to NAV averaged 9.6% during the second quarter, up from 5.8% during the same period in 2006.  For the first half of 2007, TFC’s discount averaged 8.4%, and the corresponding figure for the preceding twelve months was also 8.4%.  During the second quarter, minimum closing discount was 6.1% on April 20 and the maximum closing discount was 13.4% on June 7.

The Fund’s mean and median daily trading volumes for the first half were 36,158 shares and 24,250 shares, respectively, compared to 38,182 shares and 27,900 shares, respectively, for the same period in 2006.

The Fund’s NAV performance is highly correlated with the performance of both the MSCI Taiwan Index and the TAIEX with R2s** of 0.96 and 0.91, respectively, since the inception of the China-focused strategy.  The Fund continues to generate attractive alphas, defined as the excess return to shareholders that cannot be explained by the Fund’s risk level, of 0.04% per week against both indexes.

Performance Attribution
In May of 2006, the Fund contracted with MSCI Barra*** to provide attribution data from their Aegis Performance Analyst model.   The attribution model compares the NT$ returns of the MSCI Taiwan Index with the NT$ returns of the Fund’s portfolio.

For the 12 months ending June 29, 2007, the NT$ gross return for the MSCI Taiwan Index in the Aegis model was 33.78%, while the portfolio-only return for the Fund in the model was 39.56%.  This implies that 5.78 percentage points of the return can be attributed to the active management of the Fund.  Sector selection contributed approximately 44% of that active return of the Fund during the 12 month period.  Looking at attribution over a longer period of time, from the end of February 2004 when the Fund implemented its current strategy, sector selection has contributed approximately 45% of active returns.

Style factors also were major contributors to active return during the last 12 months, providing approximately 36% of active return.  The Aegis model considers 10 style factors, such as momentum, size, growth, yield, value, etc.   The fact that the Fund’s portfolio continues to be tilted toward smaller-cap stocks provided the major contribution among the style factors, with momentum being the second largest factor.  Since the inception of the Fund, style factors have been less of a feature of active return, contributing only about 25%, with momentum continuing to be the largest factor followed by size.   Over the last 12 months, asset selection contributed about 20% of total active returns.  However, since the inception of the Fund, asset selection has contributed about 30% of total active returns in excess of the MSCI Taiwan Index.

Portfolio Valuation Measures
Corporate valuations in Taiwan remain attractive relative to China, other emerging markets and NASDAQ.  At the end of the second quarter, the Fund’s heavily tech-weighted portfolio was composed of companies with a weighted average price-earnings ratio of 22.6, a weighted average price-book ratio of 3.9, a weighted average cash dividend yield of 3.2% and a weighted average return on equity of 19.6%.

Taiwan Political and Economic Developments
During the second quarter, Taiwan set the dates for its upcoming legislative and presidential elections.  The legislative elections will be held on January 12, 2008, while the presidential election will be on March 22, 2008.  Taiwan’s ruling party, the Democratic Progressive Party (DPP), and its main opposition party, the Kuomintang (KMT), have both chosen their presidential candidates.  The current President, Chen Shui-bian, cannot run for a third term.  Frank Hsieh, former Premier under Chen and also former mayor of Kaohsiung, Taiwan’s second largest city, is the DPP candidate, while Ma Ying-Jeou, former mayor of Taipei, is the KMT candidate.  Ma has chosen Vincent Siew as his running mate.  Siew is a technocrat with considerable experience in economic matters.  He also is viewed to be an asset to the ticket because he is from the southern part of Taiwan, traditionally a DPP stronghold.  Hsieh has yet to choose a running mate.

Cross-strait relations will be a key theme of the election campaign, as well as Taiwan’s economic growth, which has lagged much of the region.  The KMT has been a strong proponent of closer ties with the Mainland, including loosening investment restrictions for Taiwan companies investing in China and implementing direct air and sea links.  Ma views the closer ties as a critical component in boosting Taiwan’s GDP.  From the DPP’s point of view, closer relations with China come at a price of loosing Taiwan’s unique identity and increasing Taiwan’s economic vulnerability.  Hsieh, however, is trying to walk a more moderate line and has stated that he would be in favor of direct links and increased communication with China to lessen cross-strait tensions.   Ma is currently leading Hsieh in the most recent poll conducted by the China Times in early July.

Export growth and weakness of the NT Dollar were the two major economic stories over the last quarter.  Taiwan exports in June grew by 11%, nearly double the consensus forecast rate and the largest gain in five months.  Year-over-year exports to China and HK during June grew 14.6%, while exports to Europe grew 17.8%.   For the entire second quarter, exports gained a total of 6.6% YOY.  Taiwan’s interest rates, the lowest in Asia after Japan, played a major role in the NT dollar’s weakness during the second quarter, as investors moved money offshore to seek higher returns.  In an effort to stem the flow, the central bank raised interest rates for the twelfth straight quarter by a more than expected 0.25%, and imposed higher reserve rates on commercial lenders’ foreign currency deposits.  By the end of the quarter, the Taiwan dollar had strengthened, YTD having depreciated against the US$ by only 0.8%.  By comparison, the Chinese RMB appreciated by 2.5% in the same period. China is Taiwan’s largest trading partner.

We believe the Fund offers investors a smart way to invest in China’s dynamic economy with the superior risk controls and lower volatility available through Taiwan related companies.

Yours truly,

/s/Steven R. Champion
President, CEO and Portfolio Manager
July 18, 2007

*  Source: MSCI. This information is for internal use only and may not be redistributed or used in connection with creating or offering any securities, financial products or indices. Neither MSCI nor any other third party involved in or related to compiling, computing or creating the MSCI data (the “MSCI Parties”) makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and the MSCI Parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to such data. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Taiwan China Strategy Index is a custom index calculated by MSCI for, and as requested by, Taiwan Greater China Fund. To calculate this Index MSCI starts with the MSCI Taiwan Index and then excludes those securities selected by Taiwan Greater China Fund on a quarterly basis based on Taiwan Greater China Fund’s screening criteria. MSCI has no role in developing, reviewing or approving Taiwan Greater China Fund’s investing criteria or the list of companies excluded from the MSCI Taiwan Index by Taiwan Greater China Fund to create the Taiwan China Strategy Index.

**R2 is a measure of the correlation between the dependent and independent variables in a regression analysis. In this report, it measures the extent to which the Fund’s movements can be explained by movements in a benchmark index. The measurement ranges from 0 to 1, where 1 indicates that all movements of the Fund can be explained by movements in the index.

***Barra, Inc. analytics and data (www.barra.com) were used in the preparation of this report.  Copyright 2005 BARRA, INC.  All rights reserved.  This information may only be used for your internal use and may not be reproduced or redisseminated in any form.  This information is provided on an “as is” basis and the use of this information assumes the entire risk of any use it may make or permit to be made of this information.  Neither Barra, any of its affiliates or any other person involved in or related to compiling, computing or creating this information makes any express or limited warranties or representations with respect to such information or the results to be obtained by the use thereof, and Barra, its affiliates and each such other person hereby expressly disclaim all warranties (including, without limitation, all warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information.   Without limiting any of the foregoing, in no event shall Barra, any of its affiliates or any other person involved in or related to compiling, computing or creating this information have any liability for any direct, indirect, special, incidental, punitive, consequential or any other damages (including, without limitation, lost profits) even if notified of, or if it might otherwise have anticipated, the possibility of such damages.

TAIWAN GREATER CHINA FUND
Portfolio Highlights
SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF June 30, 2007 (Unaudited)

Industry Diversification
		Percent of
Industry	U.S. $ Value	Net Assets
Semiconductors	25,897,020	21.43%
Computer Systems & Hardware	25,083,217	20.76
Electronic Components	16,922,565	14.00
Plastics	13,595,865	11.25
Flat-Panel Displays	10,496,752	8.69
Computer Peripherals/ODM	7,158,963	5.92
Steel	6,040,264	5.00
Other	3,885,321	3.22
Cement	3,761,201	3.11
Food	3,716,007	3.08
Rubber	1,427,341	1.18
Transportation	1,410,000	1.17
Electrical & Machinery	1,308,071	1.08
Textiles	1,170,829	0.97
Communications Equipment	1,159,237	0.96
Electronics/Other	972,119	0.80
Glass, Paper & Pulp	919,965	0.76
Chemicals	586,150	0.48
Retailing	255,378	0.21
Short Term Securities	951,466	0.79
Liabilities, Net of Other Assets	(5,874,635)	(4.86)
Net Assets	$ 120,843,096	100.00

TAIWAN GREATER CHINA FUND
Schedule of Investments (Unaudited) / June 30, 2007
COMMON STOCK — 104.07%		% of		U.S. Dollar
Cement — 3.11%		Net Assets		Value
1,139,960	shs.	Asia Cement Corp.	1.24	$1,504,542
1,943,185		Taiwan Cement Corp.	1.87	2,256,659
				3,761,201
Chemicals — 0.48%
369,100		Eternal Chemical Co., Ltd.	0.48	586,150

Communications Equipment — 0.96%
227,774		D-Link Corp.	0.45	541,534
105,000		Gemetek Technology Corp.	0.22	270,441
188,000		Zyxel Communications Corp.	0.29	347,262
				1,159,237
Computer Peripherals/ODM — 5.92%
1,116,337	*	BenQ Corp.	0.35	423,635
384,000	*	Foxconn International Holdings, Ltd.	0.91	1,097,964
79,680		High Tech Computer Corp.	1.18	1,425,654
2,104,119		Lite-on Technology Corp.	2.24	2,716,130
893,411		Mitac International Corp.	0.94	1,135,571
186,000		Teco Image Systems Co., Ltd.	0.30	360,009
				7,158,963
Computer Systems & Hardware — 20.76%
455,325		Acer Inc.	0.77	929,872
97,528		Advantech Co., Ltd. (a)	0.26	312,137
1,928,060		Asustek Computer Inc.	4.40	5,312,707
382,496		Compal Electronics Inc.	0.34	413,887
1,720,291		Hon Hai Precision Industry Co., Ltd.	12.32	14,891,797
479,000		Inventec Co., Ltd.	0.30	363,548
796,013		Quanta Computer Inc.	1.03	1,242,273
864,000		Wistron Corp.	1.34	1,616,996
				25,083,217
Electrical & Machinery — 1.08%
575,000		Teco Electric & Machinery Co., Ltd.	0.27	327,745
1,657,837	*	Walsin Lihwa Corp.	0.81	980,326
				1,308,071
Electronic Components — 14.00%
147,000		A-DATA Technology Co., Ltd.	0.48	575,768
369,641		Catcher Technology Co., Ltd.	2.87	3,464,592
1,322,186	*	Delta Electronics Inc.	4.32	5,219,023
96,000		Epistar Corp.	0.33	393,569
303,690		Foxconn Technology Co., Ltd.	3.02	3,656,406
94,000		Kinsus Interconnect Technology Corp.	0.31	372,476
87,079		Merry Electronics Co., Ltd.	0.26	318,509
19,178		Motech Industry Co., Ltd.	0.21	251,361
110,000	*	Shin Zu Shing Co., Ltd.	0.70	844,929
70,000		Tripod Technology Corp.	0.29	357,388
410,000		Unimicron Technology Corp.	0.52	629,856
1,747,000	*	Yageo Corp.	0.69	838,688
				16,922,565
Electronics/Other — 0.80%
643,000		Synnex Technology International Corp.	0.80	972,119

Flat-Panel Displays — 8.69%
2,737,148		AU Optronics Corp.	3.87	4,672,111
930,177		Chi Mei Optoelectronics Corp.	0.92	1,105,750
4,676,951	*	Chunghwa Picture Tubes, Ltd. (a)	1.04	1,261,633
834,000	*	Innolux Display Corp.	2.86	3,457,258
				10,496,752
Food — 3.08%
1,408,000		Tingyi (Cayman Islands) Holdings Corp. (a)	1.36	1,639,168
2,071,000		Uni-President Enterprise Corp.	1.72	2,076,839
				3,716,007
Glass, Paper & Pulp — 0.76%
645,154		Taiwan Glass Ind. Corp.	0.51	619,442
687,067		Yuen Foong Yu Paper Manufacturing Co., Ltd.	0.25	300,523
				919,965
Plastics — 11.25%
1,457,299		Formosa Chemicals & Fiber Corp.	2.79	3,367,013
1,176,983		Formosa Plastics Corp.	2.47	2,992,010
3,279,319		Nan Ya Plastics Corp.	5.99	7,236,842
				13,595,865
Retailing — 0.21%
89,512		President Chain Store Corp.	0.21	255,378

Rubber — 1.18%
1,114,940		Cheng Shin Rubber Ind. Co., Ltd.	1.18	1,427,341

Semiconductors — 21.43%
2,228,304	*	Advanced Semiconductor Engineering Inc.	2.52	3,039,445
507,000	*	Inotera Memories Inc.	0.53	642,105
501,400		MediaTek Inc.	6.48	7,824,942
128,743		Novatek Microelectronics Corp.	0.56	674,961
436,318		Powerchip Semiconductor Corp.	0.22	265,987
65,000		Powertech Technology Inc.	0.22	271,432
1,188,000	*	ProMOS Technologies Inc.	0.41	499,715
70,500		Realtek Semiconductor Corp.	0.29	350,271
541,332		Siliconware Precision Industries Co., Ltd.	0.95	1,151,718
4,177,526		Taiwan Semiconductor Manufacturing Co., Ltd.	7.47	9,028,015
3,550,861		United Microelectronics Corp.	1.78	2,148,429
				25,897,020
Steel — 5.00%
4,954,149		China Steel Corp.	5.00	6,040,264

Textiles — 0.97%
1,141,515		Far Eastern Textile Ltd.	0.97	1,170,829

Transportation — 1.17%
359,000		U-Ming Marine Transport Corp.	0.58	702,516
910,227		Yang Ming Marine Transport Corp.	0.59	707,484
				1,410,000
Other — 3.22%
71,000		Giant Manufacturing Co., Ltd.	0.11	130,498
101,275		Johnson Health Tech Co., Ltd.	0.52	632,824
596,000		Merida Industry Co., Ltd.	0.83	999,162
1,108,345		Pou Chen Corp.	1.03	1,248,292
193,000		Yue Yuen Industrial Holdings, Ltd.	0.50	598,754
156,000		Yung Chi Paint & Varnish Manufacturing Co., Ltd.	0.23	275,791
				3,885,321

TOTAL COMMON STOCK (COST $88,971,486)				125,766,265

SHORT-TERM SECURITIES — 0.79%†
Time Deposit — 0.11%
Bank of America—London, 4.74%, Due 07/02/07			0.11	132,966

Mutual Fund — 0.68%
AIM STIT-Liquid Assets Portfolio, 5.1786%‡			0.68	818,500

TOTAL SHORT-TERM SECURITIES (COST $951,466)				951,466

TOTAL INVESTMENTS IN SECURITIES AT MARKET VALUE			104.86	126,717,731
(COST $89,922,952)

LIABILITIES (NET OF OTHER ASSETS)		(4.86)		(5,874,635)

NET ASSETS		100.00		$120,843,096

* Non-income producing: These stocks did not pay a cash dividend during the past year.
(a) All or a portion of the security is out on loan.
† Inclusive of all Short-term holdings, including collateral received from securities lending activites. Not including such collateral, the percentage of portfolio holdings would be 0.11%.
‡ Represents investment of collateral received from securities lending transactions.

See accompanying notes to financial statements and independent accountants’ review report.

TAIWAN GREATER CHINA FUND
Statement of Assets and Liabilities
June 30, 2007 (Unaudited) (Expressed in U.S. Dollars)

Assets

Investments in securities at fair value (Market value of secuirties on loan—$751,068) (Notes 2B, 2C, 3 and 6):
Common Stock (cost — $88,971,486)	$ 125,766,265
Short-term securities (cost — $132,966)	132,966
Investment of cash collateral from securities loaned (cost - $818,500)	818,500
Total investment in securities at fair value (cost — $89,922,952)	126,717,731
Cash	45
Foreign cash (cost — $1,194,080)	1,194,080
Receivable for dividends	494,058
Office equipment (Note 2D)	15,199
Prepaid expenses and other assets	126,570
Total assets	128,547,683

Liabilities

Payable for fund shares repurchased	6,222,511
Payable for cash collateral for securities loaned	818,500
Accrued employee salaries and bonus	232,256
Professional fees payable	140,215
Shareholder communication fees payable	80,013
Administration fee payable (Note 4)	66,488
Due to custodian	64,547
Custodian fee payable (Note 5)	30,745
Trustee fees and expense payable	30,408
Other accrued expenses	18,904
Total liabilities	7,704,587

Net assets	$ 120,843,096

Components of net assets

Par value of shares of beneficial interest (Note 7)	$ 152,355
Additional paid-in capital (Note 7)	180,436,256
Accumulated net investment income	47,181,143
Accumulated net realized loss on investments and foreign currency transactions	(104,174,182)
Unrealized net appreciation on investments (Note 6)	36,794,779
Cumulative translation adjustment (Note 2F)	(39,547,255)

Net assets	$ 120,843,096

Net asset value per share (15,235,536 shares issued and outstanding, par value $0.01)	$7.93

See accompanying notes to financial statements and independent accountants’ review report.

TAIWAN GREATER CHINA FUND
Statement of Operations
For the Six Months Ended June 30, 2007 (Unaudited) (Expressed in U.S. Dollars)

Investment income (Notes 2B, 2C)
Dividends	$656,940
Interest	4,184
661,124

Republic of China taxes (Note 2H)	(123,215)

537,909

Expenses
Portfolio management expenses:
Personnel expenses	556,662
Research expenses	94,166
Rental expenses	29,373
Travel expenses	9,955
Other expenses	11,888
702,044

Shareholder communication expenses	177,056
Legal fees and expenses	123,376
Trustee fees and expenses	110,200
Custodian fee (Note 5)	86,094
Audit and tax fee	63,049
Administrative fee (Note 4)	58,728
Insurance expenses	39,639
Other expenses	59,642

1,419,828

Net investment loss	(881,919)

Net realized and unrealized gain (loss) on investments and foreign currencies (Notes 2E and 6)
Net realized gain (loss) on:
investments (excluding short-term securities)	5,504,704
foreign currency transactions	(10,909)
net realized gain on investments and foreign currency transactions	5,493,795

Net changes in unrealized appreciation / depreciation on:
investments	9,841,048
translation of assets and liabilities in foreign currencies	(778,582)

Net realized and unrealized gain from investments and foreign currencies	14,556,261

Net increase in net assets resulting from operations	$13,674,342

See accompanying notes to financial statements and independent accountants’ review report.

TAIWAN GREATER CHINA FUND
Statements of Changes in Net Assets
For the Six Months Ended June 30, 2007, and the Year Ended December 31, 2006 (Expressed in U.S. Dollars)

	Six Months	Year Ended
	Ended June 30,	December 31,
	2007 (Unaudited)	2006
Net increase/decrease in net assets resulting from operations
Net investment income (loss)	$ (881,919)	$ 232,599
Net realized gain on investments and foreign currency
transactions	5,493,795	5,454,909
Unrealized appreciation on investments	9,841,048	14,977,468
Unrealized depreciation on translation of
assets and liabilities in foreign currencies	(778,582)	(607,703)

Net increase in net assets resulting from operations	13,674,342	20,057,273

Capital share transactions:
Cost of semi-annual repurchase offer (Note 7B)	(6,222,511)	(11,029,814)

Net assets, beginning of period	113,391,265	104,363,806

Net assets, end of period	$ 120,843,096	$ 113,391,265

See accompanying notes to financial statements and independent accountants’ review report.

TAIWAN GREATER CHINA FUND
Financial Highlights
(Expressed in U.S. Dollars)

	Six Months
	Ended
	June 30, 2007		Years Ended December 31,
	(Unaudited)		2006	2005	2004	2003	2002

Per share operating performance:
Net asset value, beginning of period	7.07		5.87	5.37	5.13	4.37	5.40
Net investment income (loss)	(0.06)	(b)	0.01	0.05	(0.01)	(0.02)	(0.06)
Net realized and unrealized gain / loss
on investments (a)	0.96	(b)	1.21	0.65	(0.24)	0.73	(1.02)
Net realized and unrealized
appreciation / depreciation on
translation of foreign currencies (a)	(0.05)	(b)	(0.03)	(0.25)	0.26	0.11	0.05
Total from investment operations	0.85		1.19	0.45	0.01	0.82	(1.03)

Distributions to Shareholders from:
Net investment income*	—		—	—	(0.01)	(0.06)	—

Capital Stock Transactions:
Share Tender Offer/Repurchase	0.01	(b)	0.01	0.05	0.24	—	—

Net asset value, end of period	7.93		7.07	5.87	5.37	5.13	4.37

Per share market price, end of period	6.95		6.61	5.30	4.90	4.75	4.05

Total investment return (%):
Based on Trust's market price	5.14		24.72	8.16	3.42	18.79	(14.74)
Based on Trust's net asset value	12.16		20.44	9.31	4.94	18.75	(19.07)
U.S. $ return of Taiwan Stock Exchange Index**	13.40		20.35	3.03	11.69	35.32	(19.03)

Ratios and supplemental data:
Net assets, end of period (in thousands)	120,843		113,391	104,364	116,467	167,801	142,936
Ratio of expenses to average net assets (%)	1.25†		2.55	2.12	2.79	2.57	2.19
Ratio of net investment income (loss) to average net assets (%)	(0.78)†		0.22	0.99	(0.27)	(0.44)	(1.23)
Portfolio turnover ratio (%)	15		24	16	137	78	107

(a) Cumulative effect of change in accounting principle resulted in a $0.06 reduction in realized gain/loss on investments and foreign currency transactions and a $0.06 increase in unrealized appreciation/depreciation on investments and foreign currency translation during 2004.
(b) Based on average monthly shares outstanding.
*	See Note 2G for information concerning the Trust's distribution policy.
** Returns for the Taiwan Stock Exchange Index are not total returns and reflect only changes in share price, and do not assume that cash dividends were reinvested. The Taiwan Stock
Exchange Index is calculated by the Taiwan Stock Exchange Corp.
†	Not Annualized

See accompanying notes to financial statements and independent accountants’ review report.

Taiwan Greater China Fund
Notes to Financial Statements / June 30, 2007 (Expressed in U.S. Dollars) (Unaudited)

Note 1 — Organization of the Fund
The Taiwan Greater China Fund (the “Fund” or the “Trust”, formerly known as The R.O.C. Taiwan Fund) is a Massachusetts business trust formed in July 1988 and registered with the U.S. Securities and Exchange Commission as a diversified, closed-end management investment company under the Investment Company Act of 1940. The Trust changed its name from The R.O.C. Taiwan Fund to the Taiwan Greater China Fund on December 29, 2003. The change took effect on the New York Stock Exchange on January 2, 2004.

The Trust was formed in connection with the reorganization (the “Reorganization”) of The Taiwan (R.O.C.) Fund. The Taiwan (R.O.C.) Fund, which commenced operations in October 1983, was established under the laws of the Republic of China as an open-end contractual investment fund pursuant to an investment contract between International Investment Trust Company Limited and the Central Trust of China, as custodian. Pursuant to the Reorganization, which was completed in May 1989, the Trust acquired the entire beneficial interest in the assets constituting The Taiwan (R.O.C.) Fund. On February 23, 2004, the investment contract was terminated and substantially all of the assets held in The Taiwan (R.O.C.) Fund were transferred to the direct account of the Trust. The Trust thereupon converted to internal management and now directly invests in Taiwan as a Foreign Institutional Investor (“FINI”). The Taiwan (R.O.C.) Fund was subsequently liquidated.

As required by the Trust’s Declaration of Trust, if the Trust’s shares trade on the market at an average discount to net asset value per share (“NAV”) of more than 10% in any consecutive 12-week period after the most recent vote by the Trust’s shareholders, the Trust must submit to the shareholders for a vote at its next annual meeting a binding resolution that the Trust be converted from a closed-end to an open-end investment company.  The affirmative vote of a majority of the Trust’s outstanding shares is required to approve such a conversion.  During the six months ended June 30, 2007, the Trust’s shares did not trade at an average discount to NAV in any consecutive 12-week period of more than 10%.

At the Annual Meeting of Shareholders held June 21, 2005, the shareholders approved the adoption by the Trust of an interval fund structure. The Trust now makes semi-annual repurchase offers with respect to its shares (see Note 7B).

On October 31, 2006, the Board of Trustees voted to abrogate the Fund’s policy requiring the Republic of China Securities and Futures Bureau, Financial Supervisory Commission’s (the “ROC FSC”) consent to change certain policies of the Fund.

Note 2 — Summary of Significant Accounting Policies
A — Basis of presentation — The accompanying financial statements of the Trust have been prepared in accordance with U.S. generally accepted accounting principles.

B — Valuation of investments — Common stocks represent securities that are traded on the Taiwan Stock Exchange or the Taiwan over-the-counter market or Hong Kong Stock Exchange. Securities traded on a principal securities exchange are valued at the closing price on such exchange. Short-term investments are valued at amortized cost, which approximates fair value. Under this method, the difference between the cost of each security and its value at maturity is accrued into income on a straight-line basis over the days to maturity.  Securities for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, may be fair-valued, in good faith, pursuant to procedures established by the Board of Trustees.

The Trust may lend portfolio securities up to 33 1⁄3% of the market value of the Fund’s assets to qualified broker-dealers or institutional investors.  All loans of portfolio securities are required to be secured by cash, U.S. government or government agency securities, bank letters of credit, in each case in an amount equal, at the inception of the loan and continuing throughout the life of loan, to 105% of the market value of securities lent, which are marketed to market daily.  The Fund receives compensation for securities lending activities from interest earned on the invested cash collateral net of fee rebates paid to the borrower.  The Fund’s lending agent is UBS Securities LLC, a wholly-owned indirect subsidiary of UBS AG.  For the six-month ended June 30, 2007, the Fund earned $1,649 and UBS Securities LLC earned $426 in compensation as the Fund’s lending agent.

C — Security transactions and investment income —Security transactions are recorded on the date the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis as it is earned.

D — Office equipment — Office equipment is stated at cost less accumulated depreciation. Depreciation is applied from the month such assets were placed into service, using the straight-line method over the respective useful lives of such assets.

E — Realized gains and losses — For U.S. federal income tax purposes and financial reporting purposes, realized gains and losses on securities transactions are determined using the first-in, first-out method and the specific identification method, respectively. For the fiscal year ended December 31, 2006, the Trust utilized $3,573,582 of capital loss carryover with a total loss carryover of $109,667,977 remaining.

This capital loss carryover may be used to offset any future capital gains generated by the Trust, and, if unused, $77,665,606 of such loss will expire on December 31, 2009, $16,589,494 of such loss will expire on December 31, 2010, $11,721,463 of such loss will expire on December 31, 2011 and $3,691,414 of such loss will expire on December 31, 2013.

In accordance with federal income tax regulations, the Trust expects to elect to defer passive foreign investment company losses of $379,346 realized on investment transactions from November 1, 2006 through December 31, 2006 and treat them as arising during the fiscal year ending December 31, 2007 for U.S. federal income tax purposes.

F — Foreign currency translation — Substantially all of the Trust’s income is earned, and its expenses are partially paid, in New Taiwan Dollars (“NT$”). The cost and market value of securities, currency holdings, and other assets and liabilities that are denominated in NT$ are reported in the accompanying financial statements after translation into United States Dollars based on the closing market rate for United States Dollars in Taiwan at the end of the period. At June 30, 2007, that rate was NT$32.8075 to $1.00. Investment income and expenses are translated at the average exchange rate for the period. Currency translation gains or losses are reported as a separate component of changes in net assets resulting from operations.

The Trust does not separately record that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

G — Distributions to shareholders — It is the Trust’s policy to distribute all ordinary income and net capital gains calculated in accordance with U.S. federal income tax regulations. Such calculations may differ from those based on U.S. generally accepted accounting principles. Permanent book to tax differences primarily relate to the treatment of the Trust’s gains from the disposition of passive foreign investment company shares as well as the nondeductibility of net operating losses for U.S. federal income tax purposes. Temporary book to tax differences are primarily due to differing treatments for certain foreign currency losses.

H — Taxes — The Trust intends to continue to elect and to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). If the Trust complies with all of the applicable requirements of the Code, it will not be subject to U.S. federal income and excise taxes provided that it distributes all of its investment company taxable income and net capital gains to its shareholders.

The Republic of China (“R.O.C.”) levies a tax at the rate of 20% on cash dividends and interest received by the Trust on investments in R.O.C. securities. In addition, a 20% tax is levied based on par value of stock dividends (except those which have resulted from capitalization of capital surplus) received by the Trust. For the six months ended June 30, 2007, total par value of stock dividends received was $2,519.

Realized gains on securities transactions are not subject to income tax in the R.O.C.; instead, a securities transaction tax of 0.3% of the market value of stocks sold or transferred, is levied. Proceeds from sales of investments are net of securities transaction tax of $76,862 paid for the six months ended June 30, 2007.

I — Use of estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements, financial highlights and accompanying notes. Actual results could differ from those estimates.

J — Accounting for Uncertainty in Income Taxes — On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Trust is required to implement FIN 48 no later than June 29, 2007.  Based on management’s evaluation, FIN 48 does not have a material impact on the Trust’s financial statements.

K — Fair Value Measurements — On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”).  FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.  The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  Management does not believe that the application of this standard will have material impact on the financial statements of the Fund.

Note 3 — Investment Considerations
Because the Trust concentrates its investments in publicly traded equity issued by R.O.C. corporations, its portfolio involves considerations not typically associated with investing in U.S. securities. In addition, the Trust is more susceptible to factors adversely affecting the R.O.C. economy than a fund not concentrated in these issuers to the same extent. Since the Trust’s investment securities are primarily denominated in New Taiwan Dollars, changes in the relationship of the New Taiwan Dollar to the U.S. Dollar may also significantly affect the value of the investments and the earnings of the Trust.

Note 4 — Administrative Management
Brown Brothers Harriman & Co. (“BBH”) provides administrative and accounting services for the Trust, including maintaining certain books and records of the Trust, and preparing certain reports and other documents required by U.S. federal and/or state laws and regulations. The Trust pays BBH a monthly fee for these services at an annual rate of 0.06% of the NAV of the Trust’s assets up to $200 million, 0.05% of such NAV equal to or in excess of $200 million up to $400 million and 0.04% of such NAV equal to or in excess of $400 million.  The total payment to BBH for administrative and custodial services is subject to a minimum annual fee of $200,000.  Out-of-pocket expenses will be billed at the actual amount incurred at the time the good or service is purchased.

Note 5 — Custodian
BBH serves as custodian of the assets of the Trust. The Trust pays BBH a monthly fee for securities in the Taiwan market at an annual rate of 0.15% of the NAV of the Trust’s assets up to $200 million, 0.13% of such NAV equal to or in excess of $200 million up to $400 million and 0.11% of such NAV equal to or in excess of $400 million. The Trust pays BBH a monthly fee for securities in the Hong Kong market at an annual rate of 0.10% of the Trust’s market value of Hong Kong holdings.  The total payment to BBH for administrative and custodial services is subject to a minimum annual fee of $200,000.

Note 6 — Investments in Securities
Purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended June 30, 2007, included $17,038,841 for stock purchases and $25,518,602 for stock sales, respectively.

At June 30, 2007, the cost of investments, excluding short-term investments, for U.S. federal income tax purposes was approximately equal to the cost of such investments for financial reporting purposes. At June 30, 2007, the unrealized appreciation of $36,794,779 for U.S. federal income tax purposes consisted of $39,230,244 of gross unrealized appreciation and $2,435,465 of gross unrealized depreciation.

Note 7 — Shares of Beneficial Interest
A — The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest or additional classes of other securities. The shares have a par value of $0.01, and no other classes of securities are outstanding at present. The Trust has a repurchase program which allows for the repurchase of up to 10% of the outstanding shares. The share repurchase program commenced on November 1, 2004.

In connection with the share repurchase program referred to above, the Board of Trustees authorized management to repurchase Trust shares in one or more block transactions provided that no block exceeds 500,000 shares on any day, no more than 1,000,000 shares in total are repurchased in block transactions, and that such share repurchases are made on the New York Stock Exchange and in compliance with the safe harbor provided by Rule 10b-18 under the Securities Exchange Act of 1934. This does not increase the overall repurchase authorization and the Trust may continue to make non-block share repurchases under its share repurchase program.

During the six-month period ended June 30, 2007, the Trust did not repurchase any shares under this program.

B — The Trust has adopted an interval fund structure pursuant to which it will make semi-annual repurchase offers of its shares of beneficial interest.  The percentage of outstanding shares of beneficial interest that the Trust can offer to repurchase in each repurchase offer will be established by the Trust’s Board of Trustees shortly before the commencement of each offer, and will be between 5% and 25% of the Trust’s outstanding shares of beneficial interest.  If the repurchase offer is oversubscribed, the Trust may, but is not required to, repurchase up to an additional 2% of shares outstanding.

In June 2006, the Trust accepted 888,498 shares for payment at a price of $5.84 per share in accordance with its semi-annual repurchase offer.  Pursuant to the semi-annual repurchase offer, the purchase price was equal to 100% of the Trust’s net asset value per share at the close of regular trading on the Taiwan Stock Exchange on June 30, 2006, to  which a 2% repurchase fee was applied.  The purchased shares constituted approximately 5% of the Trust’s previously outstanding shares.

In December 2006, the Trust accepted 844,073 shares for payment at a price of $6.92 per share in accordance with its semi-annual repurchase offer.  Pursuant to the semi-annual repurchase offer, the purchase price was equal to 100% of the net asset value per share as determined at the close of regular trading on the Taiwan Stock Exchange on December 29, 2006, to which 2% repurchase fee was applied.  The purchase shares constituted approximately 5% of the Trust’s previously outstanding shares.

In June 2007, the Trust accepted 801,870 shares for payment at a price of $7.76 per share in accordance with its semi-annual repurchase offer.  Pursuant to the semi-annual repurchase offer, the purchase price was equal to 100% of the Trust’s net asset value per share at the close of regular trading on the Taiwan Stock Exchange on June 29, 2007, to which a 2% repurchase fee was applied.  The purchased shares constituted approximately 5% of the Trust’s previously outstanding shares.

At June 30, 2007, 15,235,536 shares were outstanding.

Note 8 — Subsequent Events
During the 12-week period ended July 13, 2007, the Trust’s shares traded at an average discount to NAV of more than 10%, requiring the Trust to submit to shareholders for a vote at its Annual Meeting, held on August 21, 2007, a binding resolution that the Trust be converted from a closed-end to open-end investment company.  The binding resolution was not approved by the affirmative vote of a majority of the Trust’s outstanding shares.

At a meeting of the Board of Trustees (the “Board”) held on August 21, 2007, the Board approved a new investment advisory agreement between the Fund and Nanking Road Capital Management, LLC (the “Adviser”), a company organized by the employees of the Fund who currently manage the Fund’s investments.

At a Meeting of the Board of Trustees held on August 21, 2007, the Board elected Mr. Pedro-Pablo Kuczynski as Chairman of the Board, replacing Mr. David N. Laux.

At the Annual Meeting of Shareholders held on August 21, 2007, shareholders voted to elect Mr. David N. Laux and Mr. Pedro-Pablo Kuczynski as Trustees of the Trust, each to serve for a term expiring on the date of the 2010 Annual Meeting of Shareholders, or the special meeting in lieu thereof.

At the Annual Meeting of Shareholders held on August 21, 2007, shareholders voted to approve an investment advisory agreement between the Trust and the Adviser.  In addition, the shareholders voted against the conversion of the Trust from a closed end investment company to an open-end investment company.

Taiwan Greater China Fund

The Fund has obtained an agreement letter from Offshore Funds Centre of United Kingdom dated January 23, 2007 that its investors do not hold “material interest” in an offshore fund. Therefore, the Fund does not need to seek distributing fund status.

Steven R. Champion has been the President, Chief Executive Officer and portfolio manager of the Trust since February 2004. He was Executive Vice President of the Bank of Hawaii from 2001 to 2003 and Chief Investment Officer of Aetna International from 1997 to 2001. Mr. Champion also previously served as the portfolio manager of The Taiwan (R.O.C) Fund, predecessor to the Trust, from 1987 to 1989, and President and portfolio manager of the Trust from 1989 to 1992. Other positions he has held include Vice Chairman of the Bank of San Francisco, Chief International Investment Officer at the Bank of America, and Vice President and Country Manager in Taiwan for Continental Illinois National Bank.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

Proxy Voting Policy
The Trust’s policy with regard to voting stocks held in its portfolio is to vote in accordance with the recommendations of Institutional Shareholder Services, Inc. (“ISS”) unless the Trust’s portfolio manager recommends to the contrary, in which event the decision as to how to vote will be made by the Executive Committee of the Trust’s Board of Trustees. A summary of the voting policies followed by ISS may be found on the Trust’s website, http://www.taiwangreaterchinafund.com, and a more detailed description of those policies is available on the website of the Securities and Exchange Commission (the “SEC”), http://www.sec.gov. In addition, information regarding how the Trust voted proxies relating to its portfolio securities during the 12-month period ended June 30, 2007 will be available on or through the Trust’s website and on the SEC’s website no later than August 31, 2007.
Portfolio Holdings
The Trust provides a complete list of its portfolio holdings in its report to shareholders four times each year, at each quarter end. For the second and fourth quarters, the list of portfolio holdings appears in the Trust’s semi-annual and annual reports to shareholders. For the first and third quarters, the list of portfolio holdings appears in its quarterly reports to shareholders. These reports are available on the Trust’s website. The Trust also files the list of portfolio holdings for the first and third quarters with the SEC on Form N-Q, which can be looked up on the SEC’s website at http://www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-800-SEC-0330.

For additional information regarding the Trust, including additional portfolio manager commentary and portfolio holdings information as of the end of each fiscal quarter please visit our website at http://www.taiwangreaterchinafund.com.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Taiwan Greater China Fund:

We have reviewed the accompanying statement of assets and liabilities of Taiwan Greater China Fund (the “Fund”), including the schedule of investments, as of June 30, 2007, and the related statements of operations, changes in net assets, and financial highlights for the six-month period ended June 30, 2007. These interim financial statements and financial highlights are the responsibility of the Fund’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States).  A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements and financial highlights referred to above for them to be in conformity with U.S. generally accepted accounting principles.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets and financial highlights for the year ended December 31, 2006, and in our report dated February 16, 2007, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

/s/KPMG LLP

New York, New York
August 24, 2007

ITEM 2. CODE OF ETHICS.

Not applicable.  This item is only required in an annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.  This item is only required in an annual report on this Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.  This item is only required in an annual report on this Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.  This item is only required in an annual report on this Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS.

 A Schedule of Investments is included as part of the report to shareholders filed under item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.  This item is only required in an annual report on this Form N-CSR.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

8(a) Not applicable.  This item is only required in an annual report on this Form N-CSR.

8(b)  There has been no change, as of the date of filing, to the Portfolio Manager identified in response to paragraph (a) of this Item in the registrant’s most recent annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 1 to January 31
February 1 to February 28
March 1 to March 31
April 1 to April 30
May 1 to May 31
June 1 to June 30	801,870(1)	7.76	801,870 (1)	0(2)
(1)	Semi-Annual repurchase offer

(2)
Fund may repurchase up to 2,179,932 shares under its repurchase program commenced November 1, 2004. The repurchase program does not have an expiration date. As of June 30, 2007, 125,032 shares may be purchased under the repurchase program.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on their evaluation of these controls and procedures of such disclosure controls and procedures as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) CODE OF ETHICS REQUIRED BY ITEM 2 OF FORM N-CSR:

Not applicable.

(a)(2) CERTIFICATIONS REQUIRED BY RULE 30A-2(A) UNDER THE 1940 ACT:

See Exhibit 99.77Q3Cert attached hereto.

(a)(3) WRITTEN SOLICITATION TO PURCHASE SECURITIES PURSUANT TO RULE 23C-1 UNDER THE 1940 ACT

The registrant has made no written solicitations to purchase securities pursuant to Rule 23C-1 under the 1940 Act during the period covered by the report to 10 or more persons.

(b) CERTIFICATIONS REQUIRED BY RULE 30A-2(B) UNDER THE 1940 ACT:

See Exhibit 99.906Cert attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Taiwan Greater China Fund

By: /s/ Steven R. Champion.

Name: Steven R. Champion
Title: President and Chief Executive Officer

Date: September 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Steven R. Champion.

Name: Steven R. Champion
Title: President and Chief Executive Officer

By: /s/ Cheryl Chang

Name: Cheryl Chang
Title: Chief Financial Officer

Date: September 6, 2007